United States
Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2005 (April 12, 2005)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation or organization)	001-32417 (Commission File Number)	20-1869228 (I.R.S. Employer Identification No.)

530 Oak Court Drive, Suite 300, Memphis, Tennessee (Address of Principal Executive Offices)	38117 (Zip Code)

(901) 259-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On April 12, 2005, the Board of Directors of Education Realty Trust, Inc. (the “Company”) declared a partial quarterly dividend of $0.19 per share of the Company’s $0.01 par value per share common stock for the partial quarter beginning on January 31, 2005 (the date that the Company completed its initial public offering) and ending on March 31, 2005. The dividend is payable on May 16, 2005 to stockholders of record as of the close of business on April 18, 2005. The Company filed a press release announcing the declaration of the dividend, which is attached hereto as Exhibit 99.1.

      The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated into future filings under the Securities Act of 1933, as amended, or under the Exchange Act, unless expressly set forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      99.1 Press Release dated April 12, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Education Realty Trust, Inc.
By:	/s/ Paul O. Bower
Paul O. Bower
Chairman, Chief Executive Officer and President

Dated: April 12, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated April 12, 2005.